UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   June 30

Date of reporting period:   December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report December 31, 2015

JMM
Nuveen Multi-Market Income Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) is advised by Nuveen Fund Advisors, LLC (NFAL) and features portfolio management by Nuveen Asset Management, LLC (NAM). The portfolio management team includes Jason J. O’Brien, CFA, Chris J. Neuharth and John T. Fruit, CFA.

Here they discuss their portfolio management strategy and the performance of the Fund for the six-month reporting period ended December 31, 2015.

What key strategies were used to manage the Fund during this six-month reporting period ended December 31, 2015?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The management team invests the Fund’s assets primarily in taxable fixed income securities including, but not limited to: U.S. agency and privately issued mortgage-backed securities; high yield and investment grade corporate bonds; and asset-backed securities.

How did the Fund perform during this six-month reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended December 31, 2015. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the six-month reporting period ended December 31, 2015, JMM underperformed its blended benchmark, which is composed of 75% Barclays U.S. Government/Mortgage Index and 25% Barclays U.S. Corporate High-Yield Index.

The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, collapsing to a decade-low level of below $36-per-barrel level by December due to concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. Fear over China and the uncertainty surrounding the Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August. Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the reporting period progressed, the U.S. economy continued to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the final three months of the reporting period. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened dramatically across all sectors as investors favored higher quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds, particularly high yield, by a wide margin. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. Market technicals were even weaker near the end of the year as dealers tried to keep inventory levels low, broadening declines across most industries. Merger and acquisition related financing also took a toll on the technical backdrop. However, financial spreads were steadier and this sector outperformed industrials by 121 basis points as the weakness in commodity-related bonds weighed down industrials. High yield bond prices were under extreme pressure as the risks of slower global growth, lower commodity prices and a hawkish Fed weighed on confidence. High yield spreads have been rising since mid-2014 and ended the reporting period trading well above their historical average as a percentage of the 10-year Treasury yield, reflecting the extremely negative sentiment. Lower quality bonds dramatically underperformed higher quality bonds as the flight to quality gained momentum.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well during the reporting period, posting positive excess returns versus Treasuries. Range-bound levels of implied volatility in the agency MBS segment were supportive from a fundamental perspective, while strong bank and money manager demand provided a solid technical backdrop. Homeowner refinancing activity was relatively subdued and MBS prepayments stabilized at historically low levels. The Fed implied that it will continue to re-invest MBS paydowns from its holdings until policy normalization is well under way, which gave investors comfort that technicals would remain favorable through much of 2016. Valuations were steady and investors embraced the combination of lower volatility and superior liquidity found in the agency MBS sector. Returns in the commercial mortgage-backed securities (CMBS) sector were lackluster during the reporting period as the segment underperformed Treasuries. Longer duration, newer vintage bonds struggled due to higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. The valuation differential between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals. Traditional consumer asset-backed securities (ABS) generated positive excess returns over Treasuries as consumer credit trends remained favorable, although year-end balance sheet pressures and outflows from short-duration funds did create some technical pressure on the sector. ABS issuance was light given tepid investor demand for short, high quality paper as the Fed began the process of normalizing policy.

Our sector exposures generated mixed performance results, but overall were positive drivers of returns for the reporting period. The Fund’s performance benefited from our significant allocations to non-agency MBS and non-government mortgage-related ABS, which in aggregate represented between 35%-40% of its net assets during most of the reporting period. These segments once again outperformed the government and corporate sectors of the market. The Fund also maintained significant exposure to the CMBS sector, which underperformed Treasuries as excess returns were negative during the reporting period. Also, within the CMBS sector, lower rated investment grade securities lagged the broader index. Therefore, the Fund’s exposure to the CMBS sector and to the lower rated investment grade bonds within it were both detrimental to returns.

6	Nuveen Investments

Conversely, our allocations to the credit sectors were modest contributors to investment results because the Fund had a small underweight to high yield credit throughout the reporting period. On the other hand, the Fund’s exposure to the metals/mining and energy sectors within credit held back investment performance.

In addition, we positioned the Fund with a defensive duration strategy in expectation of higher rates during the reporting period. While short-term rates rose modestly, long-term rates fell slightly and our interest rate strategy proved to be a slight drag on performance.

We anticipate the U.S. economy will continue to expand at a slightly below trend pace in 2016. Consumption is likely to remain supported by a healthy labor market and strong household balance sheets, while manufacturing and business spending continue to lag due to excess inventories, soft trade and volatility in the commodity sectors. Wage pressures are likely to remain contained. Along with subdued growth globally, the Fed will be able to slowly continue normalizing rates, likely at a pace even slower than its current official forecast. Therefore, we believe the Fed will remain very supportive of financial conditions, providing a constructive backdrop for corporate bonds. Outside of the United States, we believe central banks will likely remain highly accommodative. European growth is on track for continued improvement. Growth in emerging markets remains sluggish, burdened by China’s rebalancing, low and volatile commodity prices, diminished terms of trade and credit constraints in some regions.

Therefore, we continue to maintain the Fund’s emphasis on the non-agency MBS and CMBS sectors as both credit fundamentals and technicals remain supportive. We expect the high grade and high yield sectors of the corporate market will likely remain volatile, however, we increasingly believe that valuations are attractive enough to compensate investors for the slight deterioration in credit fundamentals and the current challenging liquidity environment. As always, we will continually evaluate relative value opportunities and shift the Fund’s exposures toward the segments of the market where we see the best long-term risk/reward equation. Because we expect rates to continue to gradually rise as 2016 progresses, we are maintaining a defensive bias with the Fund’s duration strategy.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities during the reporting period was slightly negative. These derivative exposures are integrated with the overall portfolio construction and as such, losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmark was the Fund’s use of leverage through the use of reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a negative impact on performance during this reporting period.

As of December 31, 2015, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	29.21%
Regulatory Leverage*	0.00%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

8	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is as of December 31, 2015. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Ex-Dividend Date	Per Share Amounts
July 2015	$0.0400
August	0.0400
September	0.0400
October	0.0400
November	0.0400
December 2015	0.0400
Current Distribution Rate*	6.76%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2015, the Fund had a positive UNII balance, based upon our best estimate, for income tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

SHARE REPURCHASES

During August 2015, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase up to approximately 10% of its outstanding shares.

Nuveen Investments	9

Share Information (continued)

As of December 31, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JMM
Shares cummulatively repurchased and retired	1,800
Approximate number of shares authorized for repurchase	945,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JMM
Shares repurchased and retired	1,800
Weighted average price per share repurchased and retired	$7.13
Weighted average discount per share repurchased and retired	14.62%

OTHER SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Fund’s common share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

NAV	$8.00
Share price	$7.10
Premium/(Discount) to NAV	(11.25)%
6-month average premium/(discount) to NAV	(13.33)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Market Income Fund (JMM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including hedging risk are described in more detail on the Fund’s web page at www.nuveen.com/JMM.

Nuveen Investments	11

JMM

Nuveen Multi-Market Income Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JMM at NAV	(1.94)%	(0.55)%	5.43%	6.21%
JMM at Share Price	1.86%	(1.21)%	3.61%	6.90%
JMM Blended Benchmark	(1.02)%	(0.26)%	3.42%	5.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.3%
$25 Par (or similar) Retail Preferred	0.5%
Corporate Bonds	31.0%
$1,000 Par (or similar) Institutional Preferred	0.4%
Asset-Backed and Mortgage-Backed Securities	106.6%
Investment Companies	0.6%
Sovereign Debt	0.2%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(15.5)%
Net Assets Plus Reverse Repurchase Agreements	124.6%
Reverse Repurchase Agreements	(24.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Asset-Backed and Mortgage-Backed Securities	76.1%
Oil, Gas & Consumable Fuels	2.4%
Media	1.9%
Banks	1.7%
Health Care Providers & Services	1.5%
Diversified Telecommunication Services	1.5%
Other	14.6%
Repurchase Agreements	0.3%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	24.1%
AA	7.0%
A	11.8%
BBB	14.5%
BB or Lower	26.7%
N/R (not rated)	15.4%
N/A (not applicable)	0.5%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

JMM

Nuveen Multi-Market Income Fund
Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.6% (99.7% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)

	Banks – 0.3%

200	Bank of America Corporation	7.250%		BB+	$218,654
	Total Convertible Preferred Securities (cost $159,350)				218,654

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.5% (0.3% of Total Investments)

	Banks – 0.5%

16,830	Bank of America Corporation	4.000%		BB+	$361,508
	Total $25 Par (or similar) Retail Preferred (cost $279,946)				361,508

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 31.0% (22.1% of Total Investments)

	Aerospace & Defense – 0.4%

$200	Bombardier Inc., 144A	4.750%	4/15/19	B	$164,500
200	Triumph Group Inc.	4.875%	4/01/21	Ba3	161,125
400	Total Aerospace & Defense				325,625

	Auto Components – 0.3%

200	MPG Holdco I Inc.	7.375%	10/15/22	B+	202,000

	Automobiles – 0.2%

100	Ford Motor Company	7.450%	7/16/31	BBB–	123,344

	Banks – 1.4%

500	Bank of America Corporation	5.000%	5/13/21	A	546,338
500	Citigroup Inc.	4.500%	1/14/22	A	535,607
1,000	Total Banks				1,081,945

	Building Products – 0.3%

250	NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	262,500

	Capital Markets – 0.8%

500	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	568,659

	Chemicals – 1.2%

100	Hexion Inc.	6.625%	4/15/20	B3	78,250
200	Huntsman International LLC	4.875%	11/15/20	B1	182,500
200	Momentive Performance Materials Inc., (3), (4)	8.875%	10/15/20	N/R	—
200	Momentive Performance Materials Inc.	3.880%	10/24/21	B	138,000
375	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	364,687
200	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	173,000
1,275	Total Chemicals				936,437

	Construction Materials – 0.5%

385	Norbord Inc., 144A	5.375%	12/01/20	Ba2	385,000

	Consumer Finance – 0.3%

250	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	243,750

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.3%

$250	Cascades Inc., 144A	5.500%	7/15/22	Ba3	$242,500

	Diversified Financial Services – 0.6%

50	Fly Leasing Limited	6.375%	10/15/21	BB	49,750
200	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	204,000
185	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	177,045
435	Total Diversified Financial Services				430,795

	Diversified Telecommunication Services – 2.1%

250	CenturyLink Inc.	6.750%	12/01/23	BB+	234,375
200	CenturyLink Inc.	7.650%	3/15/42	BB+	153,000
250	Frontier Communications Corporation	8.500%	4/15/20	BB	250,625
400	IntelSat Jackson Holdings	7.500%	4/01/21	B+	348,000
200	Neptune Finco Corporation, 144A	10.875%	10/15/25	B2	209,500
390	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	388,643
1,690	Total Diversified Telecommunication Services				1,584,143

	Electric Utilities – 0.6%

400	Intergen NV, 144A	7.000%	6/30/23	B+	317,000
250	PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	165,000
650	Total Electric Utilities				482,000

	Energy Equipment & Services – 0.6%

250	Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B	185,000
300	Ensco PLC	4.700%	3/15/21	BBB	241,660
550	Total Energy Equipment & Services				426,660

	Food Products – 0.5%

200	JBS Investments GmbH, 144A	7.250%	4/03/24	BB+	181,500
200	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	194,500
400	Total Food Products				376,000

	Gas Utilities – 0.8%

200	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	193,500
300	Ferrellgas LP	6.750%	1/15/22	B+	252,750
150	Suburban Propane Partners LP	5.750%	3/01/25	BB–	121,500
650	Total Gas Utilities				567,750

	Health Care Equipment & Supplies – 0.4%

350	Tenet Healthcare Corporation	6.875%	11/15/31	B3	283,500

	Health Care Providers & Services – 2.1%

300	Acadia Healthcare	5.625%	2/15/23	B–	283,500
500	Community Health Systems, Inc.	6.875%	2/01/22	B+	474,375
300	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	276,000
275	Kindred Healthcare Inc.	6.375%	4/15/22	B2	228,250
400	Select Medical Corporation	6.375%	6/01/21	B–	350,000
1,775	Total Health Care Providers & Services				1,612,125

	Hotels, Restaurants & Leisure – 0.2%

200	Wynn Macau Limited, 144A	5.250%	10/15/21	Ba2	176,000

	Household Durables – 1.2%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	240,937
200	K. Hovnanian Enterprises Inc., 144A	7.250%	10/15/20	B1	172,000
250	KB Home	7.000%	12/15/21	B+	246,562
200	William Lyon Homes Incorporated	8.500%	11/15/20	B–	211,500
900	Total Household Durables				870,999

Nuveen Investments	15

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 0.6%

$300	GenOn Energy Inc.	9.500%	10/15/18	B–	$242,349
200	NRG Energy Inc.	6.625%	3/15/23	BB–	173,500
500	Total Independent Power & Renewable Electricity Producers				415,849

	Insurance – 0.2%

190	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	128,250

	Internet Software & Services – 0.4%

300	EarthLink Inc.	7.375%	6/01/20	Ba3	305,250

	IT Services – 0.4%

350	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	330,750

	Media – 2.7%

200	Altice S.A, 144A	7.750%	5/15/22	B	180,500
300	CCO Safari II LLC, 144A	4.908%	7/23/25	BBB–	299,705
250	CSC Holdings Inc.	8.625%	2/15/19	BB	266,250
300	DIRECTV Holdings LLC	3.800%	3/15/22	A–	302,079
200	Dish DBS Corporation	5.125%	5/01/20	BB–	198,000
200	Quebecor Media Inc.	5.750%	1/15/23	B+	201,500
250	Tribune Media Company, 144A	5.875%	7/15/22	BB–	250,000
350	WMG Acquisition Group, 144A	6.000%	1/15/21	B1	351,750
2,050	Total Media				2,049,784

	Metals & Mining – 2.0%

325	Alcoa Inc.	5.400%	4/15/21	BBB–	316,062
175	Allegheny Technologies Inc.	5.950%	1/15/21	BB–	103,250
200	AngloGold Holdings PLC	5.125%	8/01/22	Baa3	159,000
300	Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	262,500
500	Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	290,000
200	Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	187,500
300	Vale Overseas Limited	4.375%	1/11/22	BBB	227,049
2,000	Total Metals & Mining				1,545,361

	Oil, Gas & Consumable Fuels – 3.3%

200	Calumet Specialty Products	7.625%	1/15/22	B+	170,000
150	Continental Resources Inc.	7.375%	10/01/20	BBB–	138,000
200	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	139,000
100	EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	50,000
200	Genesis Energy LP	5.750%	2/15/21	B+	169,000
245	Gibson Energy, 144A	6.750%	7/15/21	BB	234,588
250	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	197,500
350	Northern Tier Energy LLC	7.125%	11/15/20	BB–	353,500
175	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	124,250
250	Targa Resources Inc.	5.000%	1/15/18	BB+	231,250
500	Transocean Inc.	4.300%	10/15/22	BB+	265,000
300	Western Refining Inc.	6.250%	4/01/21	B+	288,000
175	WPX Energy Inc.	7.500%	8/01/20	Ba1	141,750
3,095	Total Oil, Gas & Consumable Fuels				2,501,838

	Paper & Forest Products – 1.1%

250	Domtar Corporation	4.400%	4/01/22	BBB–	254,271
200	Mercer International Inc.	7.750%	12/01/22	B+	202,000
200	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	104,000
375	Resolute Forest Products	5.875%	5/15/23	BB–	272,812
1,025	Total Paper & Forest Products				833,083

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Personal Products – 0.3%

$250	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	$260,000

	Real Estate Investment Trust – 0.8%

300	CommomWealth REIT	5.875%	9/15/20	BBB–	322,485
250	iStar Inc.	7.125%	2/15/18	B+	258,750
550	Total Real Estate Investment Trust				581,235

	Real Estate Management & Development – 0.4%

350	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	332,500

	Road & Rail – 0.4%

300	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	295,500

	Software – 1.4%

1,000	Computer Sciences Corporation	4.450%	9/15/22	BBB+	1,025,884

	Specialty Retail – 0.4%

150	L Brands, Inc., 144A	6.875%	11/01/35	BB+	154,125
150	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	111,000
300	Total Specialty Retail				265,125

	Technology Hardware, Storage & Peripherals – 0.2%

175	NCR Corporation	4.625%	2/15/21	BB	166,688

	Textiles, Apparel & Luxury Goods – 0.3%

225	Levi Strauss & Company	5.000%	5/01/25	BB	223,875

	Wireless Telecommunication Services – 1.3%

200	Digicel Limited, 144A	6.000%	4/15/21	B1	168,500
275	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	270,875
200	Sprint Corporation	7.250%	9/15/21	B+	149,000
200	T-Mobile USA Inc.	6.731%	4/28/22	BB	208,500
200	Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	198,000
1,075	Total Wireless Telecommunication Services				994,875
$25,945	Total Corporate Bonds (cost $25,852,059)				23,437,579

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.4% (0.3% of Total Investments)

	Banks – 0.1%

$100	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	$106,500

	Insurance – 0.3%

225	Sirius International Group Limited, 144A	7.506%	N/A (5)	BBB–	227,250
	Total $1,000 Par (or similar) Institutional Preferred (cost $341,491)				333,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 106.6% (76.1% of Total Investments)

$500	321 Henderson Receivables LLC, Series 2012-1A, 144A	7.140%	2/15/67	A3	$574,704
415	321 Henderson Receivables LLC., Series 2010-1A, 144A	9.310%	7/15/61	Aa2	506,165
500	321 Henderson Receivables Trust Series 2012-2A, 144A	6.770%	10/17/61	Baa1	564,103
382	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.208%	8/15/30	AA	417,012
750	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	737,702

Nuveen Investments	17

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2015 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$1,747		American Homes 4 Rent, Series 2015-SFR2 ,144A	0.000%	10/17/45	N/R	$2
405		AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	456,672
220		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	160,081
174		Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	39,934
428		Barclays BCAP LLC Trust, Resecuritized Series 2009-RR14, 144A	6.000%	5/26/37	BBB	448,769
500		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28	BBB–	487,656
163		Bayview Financial Acquisition Trust 2003-AA, 144A	6.072%	2/25/33	AA	163,071
191		Bayview Financial Acquisition Trust, Series 2006C	5.852%	11/28/36	CCC	186,394
188		Bayview Financial Acquisition Trust, Series 2006-C	5.638%	11/28/36	Ba1	187,542

250		Bayview Financial Acquisition Trust, Series 2006-D	5.932%	12/28/36	A2	243,692
66		Bayview Financial Acquisition Trust, Series 2006-D	5.660%	12/28/36	Aaa	65,687
149		Bayview Financial Acquisition Trust, Series 2007-A	6.205%	5/28/37	AA+	156,135
750		Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB+	739,832
187		Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2006-A	5.704%	2/28/41	AAA	203,408
500		CAM Mortgage Trust 2015-1, 144A	4.750%	7/15/64	N/R	497,520
500		CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Aa3	503,901
246		Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3	4.660%	3/25/33	BBB–	251,302
500		Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CD3	5.688%	10/15/48	B–	406,436
275		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.128%	3/10/48	A–	261,270
210		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.496%	9/10/25	A–	198,404
291		Countrywide Alternative Loan Trust 2005-86CB A10	5.500%	2/25/36	Caa3	263,310
209		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J2	6.500%	3/25/34	A+	219,326
261		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-47CB	5.500%	10/25/35	Caa3	238,378
876		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-6 A4	5.750%	4/25/47	Ca	772,978
315		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.397%	4/25/47	Caa1	343,520
742		Credit Suisse Commercial Mortgage Trust 2009-3R, 144A	6.000%	1/27/37	BBB	768,113
400		Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates, Series 2006-7	6.000%	8/25/36	Caa3	342,425
653		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.189%	4/25/33	A	649,460
663		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2005-11 6A7	6.000%	12/25/35	CC	183,259
405		Credit Suisse First Boston Mortgage Securities, Home Equity Mortgage Pass-Through Certificates, Series 2004-6	5.821%	4/25/35	B1	412,129
1,068		Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	6.020%	12/25/37	A+	1,113,927
16		Fannie Mae Mortgage Pool, (6)	7.000%	7/01/17	Aaa	16,203
34		Fannie Mae Mortgage Pool, (6)	5.000%	11/01/18	Aaa	35,348
68		Fannie Mae Mortgage Pool, (6)	5.000%	2/01/21	Aaa	72,582
1,490		Fannie Mae Mortgage Pool, (6)	3.500%	12/01/26	Aaa	1,562,806
1,414		Fannie Mae Mortgage Pool, (6)	3.500%	1/01/27	Aaa	1,483,944
—	(7)	Fannie Mae Mortgage Pool	3.224%	7/01/27	Aaa	221
60		Fannie Mae Mortgage Pool, (6)	6.000%	5/01/29	Aaa	67,782
28		Fannie Mae Mortgage Pool, (6)	7.000%	9/01/31	Aaa	31,000
36		Fannie Mae Mortgage Pool, (6)	5.500%	6/01/33	Aaa	40,817
97		Fannie Mae Mortgage Pool, (6)	6.000%	1/01/34	Aaa	109,878
193		Fannie Mae Mortgage Pool, (6)	5.500%	2/01/34	Aaa	219,021
134		Fannie Mae Mortgage Pool, (6)	6.000%	3/01/34	Aaa	147,999
123		Fannie Mae Mortgage Pool, (6)	6.000%	1/01/35	Aaa	140,367
89		Fannie Mae Mortgage Pool, (6)	5.000%	7/01/35	Aaa	98,503
46		Fannie Mae Mortgage Pool, (6)	5.500%	3/01/36	Aaa	51,732
172		Fannie Mae Mortgage Pool, (6)	6.000%	6/01/36	Aaa	194,802

18	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$146		Fannie Mae Mortgage Pool, (6)	5.500%	4/01/37	Aaa	$162,892
207		Fannie Mae Mortgage Pool, (6)	5.000%	6/01/37	Aaa	227,462
143		Fannie Mae Mortgage Pool, (6)	5.500%	6/01/38	Aaa	159,486
2,373		Fannie Mae Mortgage Pool, (6)	3.500%	2/01/44	Aaa	2,449,806
139		Fannie Mae REMIC Pass-Through Certificates	6.335%	2/25/42	Aaa	160,344
663		Fannie Mae REMIC Pass-Through Certificates	4.224%	12/25/42	AAA	406,433
771		Fannie Mae REMIC Pass-Through Certificates	5.463%	7/25/44	Aaa	96,232
2,975		Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	4.500%	TBA	N/R	3,212,082
4,605		Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	4.000%	TBA	N/R	4,871,678
2,000		Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.500%	TBA	N/R	2,062,792
2,500		Fannie Mae TBA Mortgage Pool, (MDR), (WI/DD)	3.000%	TBA	N/R	2,499,130
4,143		Federal Home Loan Mortgage Corporation, Mortgage Pool, (6)	3.000%	4/01/43	Aaa	4,144,137

45		First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA5	5.500%	8/25/35	C	1,666
3,039		Freddie Mac Gold Mortgage Pool, (6)	3.000%	1/01/29	Aaa	3,134,319
40		Freddie Mac Mortgage Pool, Various, (6)	6.500%	11/01/28	Aaa	46,541
2,078		Freddie Mac Mortgage Pool, (6)	3.500%	1/01/44	Aaa	2,139,774
2,016		Freddie Mac Mortgage Pool, (6)	3.500%	2/01/44	Aaa	2,076,729
267		Freddie Mac Mortgage Trust 2013-KF02, 144A	3.422%	12/25/45	AAA	274,244
255		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K706, 144A	4.167%	11/25/44	AA+	261,449
500		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K706, 144A	4.167%	11/25/44	AA+	512,755
282		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K708, 144A	3.754%	2/25/45	Aaa	286,710
500		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K708, 144A	3.754%	2/25/45	Aaa	505,344
750		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.371%	5/25/45	Aaa	742,076
750		Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass Through Certificates, Series 2012-K709, 144A	3.741%	4/25/45	Aaa	763,633
250		Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.535%	10/25/30	AA+	260,144
—	(7)	Freddie Mac Non Gold Participation Certificates	2.089%	9/01/18	Aaa	1
500		GMAT Trust Mortgage Pool 2013-1A, 144A	5.000%	11/25/43	N/R	473,036
1,000		Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass -Through Certificates, Series 2014-GSFL, 144A	2.581%	7/15/31	A–	978,233
130		Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2001-2, 144A	7.500%	6/19/32	B	133,806
898		Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2003-3, 144A	7.000%	6/25/43	BBB	959,369
1,317		Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2006-RP2 B1	6.013%	4/25/36	CC	188,957
683		Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2006-RP2 B2	6.013%	4/25/36	C	28,170
1,187		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1 B2, (3)	6.643%	3/25/43	Ca	12
100		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-10 1A1	2.698%	10/25/33	BBB+	100,138
471		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	518,106
469		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B1	517,607
500		Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	364,181
79		Government National Mortgage Association Pool, (6)	1.625%	12/20/22	Aaa	81,768
339		Government National Mortgage Association Pool, (6)	5.500%	8/15/33	Aaa	389,980
222		Government National Mortgage Association Pool, (6)	6.000%	7/15/34	Aaa	258,726
750		Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2, 144A	4.669%	10/15/48	BBB	742,230
361		Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	367,028
783		IndyMac INDX Mortgage Loan Trust, Series 2006-AR13 A3	4.441%	7/25/36	Caa1	665,130

Nuveen Investments	19

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$163	IndyMac MBS Inc., Residential Asset Securitization Trust, Mortgage Pass-Through Certificates, Series 2004-A2	4.000%	5/25/34	A+	$163,526
445	JPMorgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates	6.500%	3/25/36	D	384,750
750	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C, 144A	5.277%	7/15/46	A	792,115
270	Lavender Trust, Mortgage Pass-Through Certificates, Series 2010-R10A, 144A	6.250%	9/26/36	N/R	271,865
152	Lehman ABS Manufactured Housing Contract Asset Backed Certificates, Series 2001B	4.350%	4/15/40	AA	155,384
46	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.266%	7/25/47	BB+	46,875

500	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	Ba3	520,328
481	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	503,159
458	Merrill Lynch Alternative Note Asset, 2007-F1 2A7	6.000%	3/25/37	Caa3	339,750
1,499	Mid-State Capital Corporation Trust Notes, Series 2004-1 A	6.005%	8/15/37	AAA	1,596,657
1,185	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,271,948
102	Mid-State Trust 2004-A	8.900%	8/15/37	BBB	113,275
266	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	288,219
1,085	Mid-State Trust 2010-1, 144A	5.250%	12/15/45	AA	1,132,823
325	Mid-State Trust VI	7.790%	7/01/35	Baa1	343,622
353	Mid-State Trust XI	5.598%	7/15/38	A+	370,023
150	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.243%	4/15/48	BBB–	121,764
250	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 C, 144A	5.438%	9/15/47	AA	271,413
200	Morgan Stanley Mortgage Loan Trust, Pass-Through Certificates, 2006-2	5.750%	2/25/36	Caa2	190,150
500	Morgan Stanley Re REMIC Trust Series 2009-GG10, 144A	5.794%	8/12/45	A	516,669
364	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	375,572
535	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, 2004-5 6A1	7.000%	6/25/34	A+	567,042
126	Mortgage Asset Securitization Transaction Inc., Mortgage Pass-Through Certificates, Series 2003-5	5.000%	6/25/18	AA	129,138
525	Nationstar Agency Fund Trust, Series 2013-T2A, 144A	7.385%	2/18/48	B	526,040
350	Nationstar Agency Fund Trust, Series 2013-T2A, 144A	4.212%	2/18/48	BBB	350,959
500	New Residential Advance Receivable Trust, Series 2015-T2, 144A	4.679%	8/17/48	BBB	500,313
285	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A, 144A	3.750%	5/25/54	AAA	289,067
74	Oakwood Mortgage Investors Inc., Series 1999-A	6.090%	4/15/29	A	75,539
500	OMART Receivables Trust, Series 2015-T3, 144A	4.687%	11/15/47	BBB	499,226
166	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2004-B MI	5.730%	11/15/35	AA	172,410
229	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005A	5.410%	6/15/36	AAA	236,449
350	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	365,909
887	Origen Manufactured Housing Contract Trust Notes, Series 2004A	6.640%	1/15/35	A	953,951
457	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2005-4 A6	5.749%	2/25/36	Caa1	428,250
516	Residential Asset Mortgage Products Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2003-SL1 M2	7.352%	4/25/31	D	5
850	Residential Asset Securities Corporation , Home Equity Mortgage Asset Backed Pass-Through Certificates, Series 2004-KS1	5.221%	2/25/34	BB+	879,390
173	Residential Funding Mortgage Securities II, Inc., Home Loan Backed Notes Trust 2003-HI4	6.030%	2/25/29	A+	180,961
347	Residential Funding Mortgage Trust I, 2007-S9	6.000%	10/25/37	D	291,190
285	Salomon Brothers Commercial Mortgage Trust Pass-Through VII Certificates, Series 2003-1 A2, 144A	6.000%	9/25/33	BB	282,977
500	Springleaf Mortgage Loan Trust 2013-2A, 144A	3.520%	12/25/65	AA	503,123

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)
$801	Springleaf Mortgage Loan Trust, Series 2013-3A, 144A	5.000%	9/25/57	BBB	$822,233
500	SPS Servicer Advance Receivables Trust, Series 2015-T3, 144A	4.430%	7/15/47	BBB	499,720
500	V Mortgage LLC, Pass-Through Certificate , Series 2014-NPL1, 144A	4.750%	4/27/54	N/R	487,684
110	Vanderbilt Acquisition Loan Trust, Series 2002-1	6.570%	5/07/27	AAA	112,520
496	Vericrest Opportunity Loan Transferee, Series 2014-NPL7, 144A	4.750%	8/27/57	N/R	493,237
499	Vericrest Opportunity Loan Transferee, Series 2015-NLP4, 144A	4.250%	2/25/55	N/R	480,915
500	Vericrest Opportunity Loan Transferee, Series 2015-NP13, 144A	4.875%	10/25/45	N/R	485,407
500	Vericrest Opportunity Loan Transferee, Series 2015-NP14, 144A	4.875%	11/27/45	N/R	484,508
179	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.246%	12/15/43	AAA	179,197
359	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	BBB	361,327
69	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS1	5.250%	2/25/18	AA+	69,759

822	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS4	5.500%	2/25/33	AA+	831,346
56	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.356%	8/25/38	AA	57,586
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass-Through Certificates, Series 2015-C26, 144A	3.586%	2/15/48	BBB–	372,078
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 144A	5.335%	3/15/44	A2	793,323
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15, 144A	4.480%	8/15/46	BBB–	690,226
250	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2, 144A	5.392%	2/15/44	A1	265,025
$86,145	Total Asset-Backed and Mortgage-Backed Securities (cost $82,523,960)				80,749,477

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 0.6% (0.5% of Total Investments)

32,000	Blackrock Credit Allocation Income Trust IV				$394,880
7,036	Pioneer Floating Rate Trust				76,341
	Total Investment Companies (cost $487,356)				471,221

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.2% (0.2% of Total Investments)

	Uruguay – 0.2%

$123	Republic of Uruguay	8.000%	11/18/22	BBB	$152,538
$123	Total Sovereign Debt (cost $125,900)				152,538
	Total Long-Term Investments (cost $109,770,062)				105,724,727

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.5% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.5% (0.3% of Total Investments)

$347	Repurchase Agreement with State Street Bank, dated 12/31/15, repurchase price $347,040, collateralized by $330,000 U.S. Treasury Notes, 3.500%, due 5/15/20, value $355,988	0.010%	1/04/16		$347,040
	Total Short-Term Investments (cost $347,040)				347,040
	Total Investments (cost $110,117,102) – 140.1%				106,071,767
	Reverse Repurchase Agreements – (24.6)%				(18,604,000)
	Other Assets Less Liabilities – (15.5)% (9)				(11,747,572)
	Net Assets – 100%				$75,720,195

Nuveen Investments	21

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2015 (Unaudited)

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/(Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(3)	3/16	$(651,703)	$(141)	$696
U.S. Treasury 5-Year Note	Short	(77)	3/16	(9,110,664)	(10,828)	22,483
U.S. Treasury 10-Year Note	Short	(50)	3/16	(6,295,313)	(14,844)	20,115
				$(16,057,680)	$(25,813)	$43,294

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $109,770,062)	$105,724,727
Short-term investments, at value (cost approximates value)	347,040
Cash	8,444
Cash and cash equivalent collateral at broker[1]	158,700
Receivable for:
Dividends	6,623
Interest	822,030
Paydowns	114,614
Other assets	990
Total assets	107,183,168
Liabilities
Reverse repurchase agreements	18,604,000
Payable for:
Investments purchased	12,666,516
Variation margin on futures contracts	25,813
Accrued expenses:
Interest	5,571
Management fees	70,949
Trustees fees	596
Other	89,528
Total liabilities	31,462,973
Net assets	$75,720,195
Shares outstanding	9,462,350
Net asset value (‘NAV’) per share outstanding	$8.00
Net assets consist of:
Shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,967
Undistributed (Over-distribution of) net investment income	(338,426)
Accumulated net realized gain (loss)	(2,381,929)
Net unrealized appreciation (depreciation)	(4,002,041)
Net assets	$75,720,195
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Operations	Six Months Ended December 31, 2015 (Unaudited)

Investment Income
Dividends	$43,777
Interest	2,465,424
Total investment income	2,509,201
Expenses
Management fees	477,772
Interest expense	48,484
Custodian fees	36,889
Trustees fees	5,710
Professional fees	20,382
Shareholder reporting expenses	52,556
Shareholder servicing agent fees	3,982
Stock exchange listing fees	4,006
Investor relations expense	6,626
Other	11,393
Total expenses before fee waiver/expense reimbursement	667,800
Fee waiver/expense reimbursement	(169,899)
Net expenses	497,901
Net investment income (loss)	2,011,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(616,573)
Futures contracts	(124,859)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,715,182)
Futures contracts	(48,393)
Net realized and unrealized gain (loss)	(3,505,007)
Net increase (decrease) in net assets from operations	$(1,493,707)

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$2,011,300	$4,425,847
Net realized gain (loss) from:
Investments	(616,573)	(273,820)
Futures contracts	(124,859)	(738,305)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,715,182)	(1,973,567)
Futures contracts	(48,393)	42,825
Net increase (decrease) in net assets from operations	(1,493,707)	1,482,980
Distributions to Shareholders
From net investment income	(2,271,024)	(4,542,792)
Decrease in net assets from distributions to shareholders	(2,271,024)	(4,542,792)
Capital Share Transactions
Cost of shares repurchased and retired	(12,867)	—
Net increase (decrease) in net assets from capital share transactions	(12,867)	—
Net increase (decrease) in net assets	(3,777,598)	(3,059,812)
Net assets at the beginning of period	79,497,793	82,557,605
Net assets at the end of period	$75,720,195	$79,497,793
Undistributed (Over-distribution of) net investment income at the end of period	$(338,426)	$(78,702)

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Cash Flows	Six Months Ended December 31, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(1,493,707)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(93,655,318)
Proceeds from sales and maturities of investments	94,478,541
Proceeds from (Purchases of) short-term investments, net	1,920,446
Amortization (Accretion) of premiums and discounts, net	(192,921)
(Increase) Decrease in:
Cash and cash equivalent collateral at broker	676,609
Receivable for dividends	235
Receivable for interest	(10,086)
Receivable for investments sold	259,609
Receivable for paydowns	31,297
Receivable for variation margin on futures	6,992
Other assets	3,945
Increase (Decrease) in:
Payable for investments purchased	(1,425,982)
Payable for variation margin on futures contracts	25,813
Accrued interest	(4,057)
Accrued management fees	(9,363)
Accrued Trustees fees	(19)
Accrued other expenses	29,056
Net realized (gain) loss from:
Investments	616,573
Paydowns	179,835
Change in net unrealized appreciation (depreciation) of investments	2,715,182
Net cash provided by (used in) operating activities	4,152,680
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	(2,027,000)
Cash distributions paid to shareholders	(2,623,851)
Cost of shares repurchased or retired	(12,867)
Net cash provided by (used in) financing activities	(4,663,718)
Net Increase (Decrease) in Cash	(511,038)
Cash at beginning of period	519,482
Cash at end of period	$8,444

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$52,541

See accompanying notes to financial statements.

26	Nuveen Investments

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Nuveen Investments	27

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2016(g)	$8.40	$0.21	$(0.37)	$(0.16)	$(0.24)	$—	$—	$(0.24)	$—	**	$8.00	$7.10
2015	8.72	0.47	(0.31)	0.16	(0.48)	—	—	(0.48)	—		8.40	7.21
2014(f)	8.34	0.40	0.39	0.79	(0.41)	—	—	(0.41)	—		8.72	7.77
Year Ended 8/31:
2013	8.49	0.53	(0.12)	0.41	(0.56)	—	—	(0.56)	—		8.34	7.25
2012	8.42	0.59	0.10	0.69	(0.60)	—	(0.02)	(0.62)	—		8.49	8.10
2011	8.37	0.63	0.08	0.71	(0.66)	—	—	(0.66)	—		8.42	7.72
2010	7.50	0.71	0.91	1.62	(0.72)	—	(0.03)	(0.75)	—		8.37	8.64

28	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.94)%	1.86%	$75,720	1.71	%*	4.71	%*	1.27	%*	5.14	%*	100%
1.88	(1.24)	79,498	1.60		5.14		1.26		5.47		143
9.68	13.10	82,558	1.22	*	5.68	*	1.22	*	5.68	*	251

4.93	(4.19)	78,902	1.18		6.20		1.18		6.20		310
8.56	13.58	80,366	1.25		7.05		1.25		7.05		260
8.75	(3.15)	79,671	1.17		7.37		1.17		7.37		265
22.59	32.84	79,122	1.11		8.88		1.11		8.88		273

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Reverse Repurchase Agreements.
•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
Year Ended 6/30:
2016(g)	0.12	%*
2015	0.12
2014(f)	0.06	*
Year Ended 8/31:
2013	0.04
2012	0.06
2011	0.06
2010	0.08

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the ten months ended June 30, 2014.
(g)	For the six months ended December 31, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2015 (the “current fiscal period”).

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high monthly income consistent with prudent risk to capital. The Fund will invest primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. Under normal market conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade or of comparable quality. No more than 35% of the Fund’s total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33  1⁄3% of its total assets. The Fund may utilize derivatives including options; futures contracts; options on futures contracts; interest-rate caps, collars and floors; interest-rate, total return, and credit default swap agreements; and options on the foregoing type of swap agreements.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$12,666,516

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

30	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$218,654	$—	$—		$218,654
$25 Par (or similar) Retail Preferred	361,508	—	—		361,508
Corporate Bonds	—	23,437,579	—	***	23,437,579
$1,000 Par (or similar) Institutional Preferred	—	333,750	—		333,750
Asset-Backed and Mortgage-Backed Securities	—	80,749,477	—		80,749,477
Investment Companies	471,221	—	—		471,221
Sovereign Debt	—	152,538	—		152,538

Short-Term Investments:
Repurchase Agreements	—	347,040	—		347,040

Investments in Derivatives:
Futures Contracts**	43,294	—	—		43,294
Total	$1,094,677	$105,020,384	$—		$106,115,061
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Value equals zero as of the end of the reporting period. Refer to Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

32	Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase. Such compensation is recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$347,040	$(347,040)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Goldman Sachs	0.98%	$(18,604,000)	1/21/16	$(18,604,000)	$(18,609,064)

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$19,599,810
Weighted average interest rate	0.48%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged to Counterparty	Net Exposure
Goldman Sachs	$(18,609,064)	$17,678,611	$(930,453)
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$20,932,453
*	The average notional amount is calculated based on the absolute aggregate national amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

34	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$43,294
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(124,859)	$(48,393)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal periods were as follows:

	Six Months Ended 12/31/15	Year Ended 6/30/15
Shares repurchased and retired	(1,800)	—
Weighted Average share:
Price per share repurchased and retired	$7.13	$—
Discount per share repurchased and retired	14.62%	—

5. Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period, aggregated $93,655,318 and $94,478,541, respectively.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of Investments	$110,139,508
Gross unrealized:
Appreciation	$2,371,827
Depreciation	(6,439,568)
Net unrealized appreciation (depreciation) of investments	$(4,067,741)

Permanent differences, primarily due to paydowns and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2015, the Fund’s last tax year end, as follows:

Paid-in surplus	$(2)
Undistributed (Over-distribution of) net investment income	1,333
Accumulated net realized gain (loss)	(1,331)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$299,864
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund’s last tax year ended June 30, 2015, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$4,162,893
Distributions from net long-term capital gains	1,333
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of June 30, 2015, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital loss carryforwards – not subject to expiration	$1,526,404

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36	Nuveen Investments

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $250 million	0.6750
For the next $500 million	0.6625
For managed assets over $1 billion	0.6500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee for the Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage, do not exceed 1.15% of the Fund’s average net assets.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	37

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, Rl 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Shares repurchased	1,800

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38	Nuveen Investments

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	JMM Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Barclays U.S. Corporate High-Yield Index and 75% Barclays U.S. Government/Mortgage Index. 1) Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments	39

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

40	Nuveen Investments

Notes

Nuveen Investments	41

Notes

42	Nuveen Investments

Notes

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-A-1215D        14138-INV-Y-02/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar Value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
January 1-31, 2015	0		0	945,000
February 1-28, 2015	0		0	945,000
March 1-31, 2015	0		0	945,000
April 1-30, 2015	0		0	945,000
May 1-31, 2015	0		0	945,000
June 1-30, 2015	0		0	945,000
July 1-31, 2015	1,500	$7.17	1,500	943,500
August 1-31, 2015	0		0	945,000
September 1-30, 2015	0		0	945,000
October 1-31, 2015	0		0	945,000
November 1-31, 2015	300	$6.92	300	944,700
December 1-31, 2015	0		0	944,700
Total	1,800

*	The registrant’s repurchase program, for the repurchase of 945,000 shares, was authorized on September 28, 2014. The program was reauthorized for a maximum repurchase amount of 945,000 shares on August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016